                                                                      EXHIBIT 21


                                  SUBSIDIARIES
                                       OF
                          CAPSTONE CAPITAL CORPORATION



         Name of Subsidiary                                            State of Organization
         ------------------                                            ---------------------

         Capstone Capital of Alabama, Inc.                                      Alabama
         Capstone Capital of Baytown, Inc.                                      Alabama
         Capstone Capital of Bonita Bay, Inc.                                   Alabama
         Capstone Capital of California, Inc.                                   Alabama
         Capstone Capital of Cape Coral, Inc.                                   Alabama
         Capstone Capital of Kentucky, Inc.                                     Alabama
         Capstone Capital of Las Vegas, Inc.                                    Alabama
         Capstone Capital of Massachusetts, Inc.                                Alabama
         Capstone Capital of Pennsylvania, Inc.                                 Pennsylvania
         Capstone Capital of Sarasota, Inc.                                     Alabama
         Capstone Capital of Texas, Inc.                                        Alabama
         Capstone Capital of Virginia, Inc.                                     Alabama
         Capstone Capital Properties, Inc.                                      Alabama
         Capstone Capital Senior Housing, Inc.                                  Alabama
         Capstone of Baytown, Ltd.                                              Alabama
         Capstone of Bonita Bay, Ltd.                                           Alabama
         Capstone of Los Angeles, Ltd.                                          Alabama
         Capstone of Cape Coral, Ltd.                                           Alabama
         Capstone of Las Vegas, Ltd.                                            Alabama
         Capstone of Sarasota, Ltd.                                             Alabama
         Capstone Capital of San Antonio, Ltd.                                  Alabama
         Capstone of Virginia Limited Partnership                               Alabama